Investor Presentation March 21, 2019 Exhibit 99.2

Forward Looking Statements Forward-Looking Statements   This presentation contains forward-looking statements intended to qualify for the protection of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements.   Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance that may ultimately prove to be inaccurate. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity.   Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, the risks discussed in the Risk Factors section of the Company’s Amendment No. 2 to Form S-4 Registration Statement on Form S-4 as filed with the Securities and Exchange Commission (“SEC”) on April 23, 2018, and the factors discussed from time to time in the Company’s other filings with the SEC. This presentation should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. This presentation was prepared as of March 21, 2019, and the Company undertakes no obligation to publicly update forward-looking statements whether as a result of new information, future events or otherwise.   Pro Forma Information and Non-GAAP Financial Measures   This presentation includes pro forma financial results which include the combined results of operations for Fairmount Santrol and Unimin for periods preceding the June 1, 2018 merger. This presentation also includes non-GAAP financial measures, including EBITDA, adjusted EBITDA and other measures identified as “adjusted” results. Please refer to the Appendix for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes this supplemental financial information enhances an investor’s understanding of Covia’s financial performance as it excludes those items which impact comparability of operating trends. The non-GAAP financial information should not be considered in isolation or viewed as a substitute for measures of performance calculated in accordance with GAAP, but should be viewed in addition to the results as reported by Covia. The inclusion of non-GAAP financial information as used in this presentation is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered.

Covia: A Leading Diversified Mineral and Material Solutions Company Covia combines the unique and unparalleled strengths of Unimin and Fairmount Santrol to provide advanced mineral-based material solutions across Industrial and Energy markets Energy North America’s largest provider of sand-based proppants to the oil and gas sector 19 million tons of Northern White nameplate capacity at unit train capable facilities 8 million tons of in-basin capacity in the Permian and Mid-Con Broad array of proppant, cementing and dust mitigation products serving every major shale play Integrated, low-cost distribution capabilities from mine to well Industrial Leading provider of mineral-based material solutions with more than 19 million tons of capacity Serving core Industrial markets - glass, ceramics, building products, coatings & polymers and foundry - in the US, Canada and Mexico Diversified across minerals, markets and geographies providing resilient cash flow generation and multiple avenues of growth Expansive and strategically located footprint providing unique capabilities to serve a blue chip customer base

1 – Benchmark is derived from weighted average of Bureau of Labor Statistics incident rates of non-fatal occupational injuries and illnesses by industry (representing Covia’s operations) and case types, 2016 Leading safety performance Clearly Covia™ Unique Culture with Strong Focus on Safety Lost Time Incident Rate 2018 Safety First Be Different Deliver on Promise Do Good. Do Well. Act Responsibly.

Unique Competitive Advantages Size, Scale and Geography Technical Innovation Distribution Network Product and Market Diversity

Strength Through Diversity of Businesses, Geographies and Minerals Industrial 45% Energy 55% 2018 Pro Forma Industrial Revenues¹ 2015 - 2018 Pro Forma Volumes¹ Geographies² Minerals 1 – Excludes HPQ business 2 – Geographic destination

INDUSTRIAL SEGMENT

A Diverse Mix of End Markets

COATINGS & POLYMERS

- Paints
- Architectural coatings
- Agricultural films
- Antiblock additives

FOUNDRY CASTINGS

- Transport - auto, rail & aerospace
- Equipment – construction agriculture & mining
- Household & building products
- Defense

CERAMICS

- Tiles
- Sanitary ware
- Bathtubs & sinks

BUILDING PRODUCTS

- Grouts and mortars
- Commercial flooring
- Roofing shingles
- Quartz surfaces
- Fiberglass

SPORTS & RECREATION

- Custom turf blends
- Golf bunker sand
- Play sand

GLASS

- Containers
- Touch screens
- Automotive
- Architectural
- Solar

OTHER

- Commercial filtration
- Pool filters
- W&W Railroad



40-45%
15-20%
10-15%
10-15%
10-15%
<5%
<5%
Percentage of Industrial revenues by end market

Demonstrated leadership and customer knowledge across diversified end markets

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Multi-Functional Products Serve Wide Customer Base



Product	Glass	Coatings & Polymers	Ceramics	Building Products	Foundry Castings	Filtration	Sports & Recreation
Silica	✓	✓	✓	✓	✓	✓	✓
Nepheline Syenite	✓	✓	✓		✓	✓	
Feldspar	✓		✓				
Clay & Kaolin	✓	✓	✓	✓	✓		
Lime		✓		✓	✓	✓	
Coated Products					✓		✓
Custom Blending		✓		✓	✓		✓
Resin Systems					✓		
DST™ (Dust Suppression Technology)	✓			✓		✓	✓

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Multiple Pathways to Capture Growth Largest reserves in North America Used primarily in glass, coatings & polymers and ceramics Share gains from substitute minerals driving growth Further expanding capacity to serve growing containerized glass market High-quality specification for glass manufacturers including low-iron content Premier low-iron content reserves Well positioned to supply building products in region with robust construction Multi-product offering enhances value proposition to customers Plants Industrial Hybrid Mineral: Nepheline Syenite Market: Mexican Glass Geography: Southeast U.S.

Why Customers Choose Covia Understanding customer needs and expectations to deliver total solutions Delivering the right product, at a consistent specification, at the right time is critical to customer operations Technical collaboration with customers to make tomorrow’s products today Proven commitment to industrial customer throughout cycles Expansive coverage to serve North America’s largest industrial customers Over 2,000 customers across diversified end markets Customer Knowledge Reliability & Consistent Quality Technology & Expertise Commitment Strategically Located

Resilient Industrial Segment Through Cycles Pro Forma Industrial Gross Profit¹ In millions 1 – Excludes gross profit generated by HPQ business Industrial margins resilient, even through energy downturns

ENERGY SEGMENT

Energy Scale to Meet Demand Plants Energy Hybrid Coating Terminals Map excludes two terminals located in Canada Scale Matters Simplification of customers’ supply chains Fixed-cost leverage Flexibility to shift with changes in market demand and ensure customer supply Ability to serve every basin from tier-1 assets at industry-leading costs

Tier 1 Proppant Asset Portfolio



	In-Basin	BNSF	CSX	CP	Union Pacific
					
Plants	Kermit, TX Crane,TX Seiling, OK	Wedron, IL Maiden Rock, WI Oregon, IL	Utica, IL	Tunnel City, WI	Kasota, MN
Primary Basin(s) Served	Permian, Mid-Con	Bakken, Mid-Con Rockies, Permian, Eagle Ford	Northeast	Bakken, Canada	Permian, Midcon, Rockies, Eagle Ford, Haynesville
Energy Capacity (mtpa)	8.0	9.8	3.1	3.2[1]	3.0
Unit Train Capable	N/A	Yes	Yes	Yes	Yes

Unrivaled optionality of low-cost Northern White plants, complemented by low-cost in basin plants and 3.7 million tons of flexible hybrid capacity

1 – Currently rated to 1.2 mtpa

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Size and Scale Leading Logistics Capabilities Local In-Basin Northern White Curable & Tempered Propel SSP® DST™ Solutions for All Well Environments Raw Sand Resin Coated Sand Proppant Transport Dust Mitigation Well-located plants serving Permian and MidCon basins High-quality raw sand used in all basins Addresses flowback and high-pressure challenges Polymer coating improves completions efficiency, proppant placement and well productivity Coating to reduce respirable silica more cost effectively than engineered alternatives Product Portfolio Unmatched in Industry Multi-basin local sand Northern White Resin Coated Sand SSP Dust Mitigation Coating Last Mile CVIA ü ü ü ü ü ü Public Peer 1 ü ü Public Peer 2 ü ü ü Public Peer 3 ü ü ü Public Peer 4 ü ü Mine to Well Last Mile Offering integrated mine to well-site solutions thru multiple partnerships

Higher Productivity from Northern White Northern white sand has the ability to better withstand formation stress, and therefore achieve better conductivity. 100 Mesh 6k Continuous Hold Conductivity Testing Conductivity, mD-ft Greater Northern White conductivity after two weeks of testing 1.7x Northern White West Texas 60% decline 16% decline Northern White after 6k testing for 2 weeks WTX sample after 6k testing for 2 weeks Sand Type Typical Crush Strength (psi) 100 mesh White Sand 11-12k WTX Regional 9-10k With as little as a 2% average decline in productivity from using inferior proppant, lost revenue can exceed initial cost savings in less than a year Days Source: Stim-Lab and Covia

Financial Transition Slide FINANCIALS and OUTLOOK

Recent Financial Highlights Highlights Q4 2018 Industrial and Energy volumes squarely within guidance Q1 2019 Industrial volumes expected to be relatively flat vs. Q1 2018 Q1 2019 Energy volumes expected to be flat sequentially, with strengthening noted in March Some costs headwinds in Q1 Modest price increase on Northern White sand Q2 2019 Energy volumes expected to increase by double digit percentages, with targeted opportunities for pricing, and reduced costs Pathway to deleveraging in 2019 2017 Q3 18 LTM

Q4 2018 Results Industrial Energy Total Company Volumes 3.5 million tons 4.4 million tons 7.8 million tons Revenue $185.7 million $255.6 million $441.3 million Gross Profit $50.5 million Incl. $1.1mm in purchase accounting $31.3 million Incl. $8.1mm in local sand startup losses and $2.5 mm in purchase accounting $81.8 million Incl. $8.1mm in local sand startup losses and $3.6mm in purchase accounting SG&A -- -- $45.8 million Incl. $2.4mm non-cash stock comp Adjusted EBITDA -- -- $43.9 million Incl. $8.1mm in startup losses and $3.6mm in purchase accounting and a positive $5.0mm impact from the revaluation of a contingent consideration liability

Pro Forma FY 2018 Results Industrial Energy Total Company Volumes 14.5 million tons 20.7 million tons 35.2 million tons Revenue $784.3 million $1.5 billion $2.3 billion Gross Profit $224.6 million Incl. $3.7 mm in purchase accounting $395.7 million Incl. $24.6mm in purchase accounting, $21.4mm in local sand startup losses, and $6.7mm in impairment charges $620.3 million Incl. $28.3mm in purchase accounting, $21.4mm in local sand startup losses, and $6.7mm in impairment charges SG&A -- -- $189.7 million Incl. $14.3mm non-cash stock comp Adjusted EBITDA -- -- $455.9 million Incl. $28.3mm in purchase accounting, $21.4mm in local sand startup losses and a positive $5.0mm impact from the revaluation of a contingent liability

Outlook Industrial Q1 2019 Q2 2019 Volumes ~3.5 million tons ~3.8 million tons Energy Q1 2019 Q2 2019 Volumes ~4.4 million tons 5.0 to 5.3 million tons Total Company FY19 SG&A $160 - $170 million Incl. ~$10mm in non-cash stock comp Capex $80 to $100 million

Financial Strength and Deleveraging Capitalization Pathways to Free Cash Flow Generation and Net Debt Deleveraging $322 million in liquidity as of 12/31/18 $134 million in cash $188 million revolver availability, with covenants recently relaxed $1.65 billion term loan Covenant light and matures in 2025 Solid Industrial results - $225 million gross profit in 2018 Advantaged Energy assets that have been consolidated into low-cost footprint Capital discipline and reduced capital expenditures Structural cost improvements, further aided by synergies

Appendix

Appendix: Non-GAAP Reconciliation Net income (loss) from continuing operations attributable to Covia Holdings Corporation (48,139) Interest expense, net 24,997 Provision (benefit) for income taxes 4,511 Depreciation, depletion and amortization expense 63,996 EBITDA 45,365 Non-cash stock compensation expense(5) 2,365 Costs and expenses related to the Merger and integration(6) 3,156 Restructuring expenses(7) 3,599 Goodwill and other asset impairments(8) (10,609) Adjusted EBITDA $ 43,876 Three Months Ended December 31, 2018 As Reported (5) Represents the non-cash expense for stock-based awards issued to employees and outside directors. Stock compensation expenses are reported in Selling, general & administrative expenses ("SG&A"). (6) Costs and expenses related to the Merger with Fairmount Santrol include legal, accounting, financial advisory services, severance, debt extinguishment, and integration expenses. Additionally, it includes stock compensation expense related to accelerated awards as a result of the Merger. (7) Represents expenses associated with restructuring activities as a result of the Merger and idled plant facilities, including, inventory write-downs, pension and severance expenses, in addition to other liabilities recognized. In the three months ended December 31, 2018, pension related income of $3.6 million and $1.0 million are recorded in Other non-operating expense, net. (8) Represents expenses associated with the impairment of goodwill in the Energy segment and the impairment of assets from recently idled facilities for the three months and year ended December 31, 2018. Also includes charges from a terminated project for the year ended December 31, 2018 due to post-Merger synergies and capital optimization.

Appendix: Non-GAAP Reconciliation Continued



	Year Ended December 31, 2018			
	As Reported	Fairmount Santrol Pre-Merger	Merger Pro Forma Adjustments(1)	Covia Pro Forma Combined(2)
Net income (loss) from continuing operations attributable to Covia Holdings Corporation	**(283,085)**	**31,502**	**66,086**	**(185,497**
Interest expense, net	60,322	25,686	8,428	94,436
Provision (benefit) for income taxes	3,987	1,683	19,740	25,410
Depreciation, depletion and amortization expense	196,455	29,313	(15,085)	210,683
EBITDA	**(22,321)**	**88,184**	**79,169**	**145,032**
Non-cash stock compensation expense(3)	5,812	8,482	-	14,294
Costs and expenses related to the Merger and integration(4)	52,979	28,057	(79,169)	1,867
Restructuring expenses(5)	27,660	-	-	27,660
Goodwill and other asset impairments(6)	267,034	-	-	267,034
Adjusted EBITDA	**$ 331,164**	**$ 124,723**	**$ -**	**$ 455,887**

(1) The unaudited pro forma condensed financial information presents the Company's combined results as if the Merger had occurred on January 1, 2017. The pro forma financial information was prepared to give effect to events that are (i) directly attributable to the Merger; (ii) factually supportable; and (iii) expected to have a continuing impact on the Company's results. All material intercompany transactions during the periods presented have been eliminated. These pro forma results include adjustments for interest expense that would have been incurred to finance the transaction and reflect purchase accounting adjustments for additional depreciation, depletion and amortization on acquired property, plant and equipment and intangible assets in prior periods which resulted in a reduction to depreciation, depletion and amortization in the current periods. The pro forma results exclude Merger related transaction costs and expenses that were incurred in conjunction with the transaction for all periods presented. 2018 Fairmount Santrol Pre-Merger financial results for the year ended December 31, 2018 are for Fairmount Santrol Holdings Inc. ("Fairmount Santrol"), for the five months ended May 31, 2018, the day before the merger between Fairmount Santrol and Unimin Corporation ("Unimin") occurred on June 1, 2018.

(2) The unaudited Covia Pro Forma Combined financial results include the aggregate results of operations for legacy Fairmount Santrol and legacy Unimin including periods preceding the June 1, 2018 merger in addition to the Covia, As Reported results for periods on and after the date of the merger.

(3) Represents the non-cash expense for stock-based awards issued to employees and outside directors. Stock compensation expenses are reported in Selling, general & administrative expenses ("SG&A").

(4) Costs and expenses related to the Merger with Fairmount Santrol include legal, accounting, financial advisory services, severance, debt extinguishment, and integration expenses. Additionally, it includes stock compensation expense related to accelerated awards as a result of the Merger.

(5) Represents expenses associated with restructuring activities as a result of the Merger and idled plant facilities, including, inventory write-downs, pension and severance expenses, in addition to other liabilities recognized. For the year ended December 31, 2018, inventory write-downs of $6.7 million are recorded in cost of goods sold. Pension related income of $3.6 million and $1.0 million are recorded in Other non-operating expense, net.

(6) Represents expenses associated with the impairment of goodwill in the Energy segment and the impairment of assets from recently idled facilities for the year ended December 31, 2018.

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